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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported) August 1, 1997


                           NEW CENTURY ENERGIES, INC.
               --------------------------------------------------
               (exact name of registrant as specified in charter)


                                    Delaware
                          ----------------------------
                          (State or other jurisdiction
                                of incorporation)


            1-12927                                          84-1334327
       ------------------                               -------------------
     (Commission File No.)                                 (IRS Employer
                                                        Identification No.)


     1225 Seventeenth Street, Denver,  Colorado                80202
     ---------------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code     (303)  571-7511

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                                TABLE OF CONTENTS

Terms............................................................................  1

Item 2 - Acquisition or Disposition of Assets....................................  3

Item 7. Financial Statements and Exhibits........................................  3

Signatures.......................................................................  4

Exhibit Index....................................................................  5

Exhibit 23(a) Consent of Deloitte & Touche LLP...................................  6

Exhibit 23(b) Consent of Arthur Andersen LLP.....................................  7

Exhibit 99-1 News Release of New Century Energies Inc., dated
  August 1, 1997.................................................................  8

Exhibit 99-2 Supplemental Consolidated Financial Statements
  Management's Discussion and Analysis of Financial Condition and Results
    of Operations................................................................ 10
  Reports of Independent Public Accountants...................................... 19
  Supplemental Consolidated Balance Sheets....................................... 21
  Supplemental Consolidated Statements of Income................................. 23
  Supplemental Consolidated Statements of  Shareholders' Equity.................. 24
  Supplemental Consolidated Statements of Cash Flows............................. 25
  Notes to Supplemental Consolidated Financial Statements........................ 26

Exhibit 99-3 Supplemental Consolidated Condensed Quarterly Financial Statements
  Management's Discussion and Analysis of Financial Condition and Results
    of Operations................................................................ 56
  Supplemental Consolidated Condensed Balance Sheet as of March 31, 1997......... 61
  Supplemental Consolidated Condensed Statements of Income for the three months ended March 31, 1997 and 1996......................................... 63
  Supplemental Consolidated Condensed Statements of Cash Flows for the three months ended March 31, 1997 and 1996......................................... 64
  Notes to Supplemental Consolidated Condensed Financial Statements - March 31,
    1997......................................................................... 65
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FORWARD LOOKING INFORMATION

   In addition to the historical information contained herein, this report contains a number of "forward looking statements", within the meaning of the Securities and Exchange Act of 1934. Such statements address future events and conditions concerning capital expenditures, resolution and impact of litigation, regulatory matters, liquidity and capital resources, and accounting matters.
Actual results in each case could differ materially from those projected in such statements due to a variety of factors including, without limitation, restructuring of the utility industry; future economic conditions; the impact of the merger; earnings retention and dividend payout policies; developments in the legislative, regulatory and competitive environments in which the Company and its subsidiaries operate; and other circumstances that could affect anticipated revenues and costs, such as compliance with laws and regulations. These and other factors are discussed in this report and other filings with the Securities and Exchange Commission by the Company and its subsidiaries.

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TERMS

The abbreviations or acronyms used in the text and notes are defined below:

ABBREVIATION OR ACRONYM                                                     TERM
-----------------------                                                     ----

AEP..................................................... American Electric Power
AFDC................................Allowance for Funds Used During Construction
CDPHE.......................Colorado Department of Public Health and Environment
Cheyenne..................................Cheyenne Light, Fuel and Power Company
Company or NCE........................................New Century Energies, Inc.
COLI..............................................Corporate-owned life insurance
CPUC....................The Public Utilities Commission of the State of Colorado
DOE.........................................................Department of Energy
DSM.......................................................Demand Side Management
DSMCA.....................................Demand Side Management Cost Adjustment
ECA.......................................................Energy Cost Adjustment
e prime...........................................e prime, inc. and subsidiaries
EPAct.........................................National Energy Policy Act of 1992
EWG...................................................Exempt Wholesale Generator
FERC........................................Federal Energy Regulatory Commission
Fort St. Vrain................Fort St. Vrain Nuclear Electric Generating Station
Fuelco..........Fuel Resources Development Co., a dissolved Colorado Corporation
GCA......................................................... Gas Cost Adjustment
ICA................................................... Incentive Cost Adjustment
IPPF...................................... Independent Power Production Facility
Merger............................ the business combination between PSCo and SPS
Merger Agreement.............. Agreement and Plan of Reorganization by and among
                                                  PSCo, SPS, and NCE, as amended
NMPUC.......................................New Mexico Public Utility Commission
Nox...............................................................Nitrogen Oxide
OCC..........................................Colorado Office of Consumer Counsel
OPEB......................................Other Postretirement Employee Benefits
PSCo..........................................Public Service Company of Colorado
PUHCA.................................Public Utility Holding Company Act of 1935
PSCCC.............................................PS Colorado Credit Corporation
PSRI.......................................................PSR Investments, Inc.
PUCT..........................................Public Utility Commission of Texas
QF...........................................................Qualifying Facility
QFCCA.............................Qualifying Facilities Capacity Cost Adjustment
Quixx.........................................Quixx Corporation and Subsidiaries
SEC...........................................Securities and Exchange Commission
SO2...............................................................Sulfur Dioxide
SPS..........................................Southwestern Public Service Company
SFAS 71.....................Statement of Financial Accounting Standards No. 71 -
                     "Accounting for the Effects of Certain Types of Regulation"
SFAS 106...................Statement of Financial Accounting Standards No. 106 -
         "Employers' Accounting for Postretirement Benefits Other Than Pensions"
SFAS 107...................Statement of Financial Accounting Standards No. 107 -
                         "Disclosures about Fair Value of Financial Instruments"
SFAS 109...................Statement of Financial Accounting Standards No. 109 -
                                                   "Accounting for Income Taxes"
SFAS 112...................Statement of Financial Accounting Standards No. 112 -
                             "Employers' Accounting for Postemployment Benefits"
SFAS 121...................Statement of Financial Accounting Standards No. 121 -
"Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be
Disposed Of"


                                       1

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SFAS 123...................Statement of Financial Accounting Standards No. 123 -
                                       "Accounting for Stock-Based Compensation"
Thunder Basin.........................................Thunder Basin Coal Company
TNP...............................................Texas-New Mexico Power Company
TOG.........................................................Texas-Ohio Gas, Inc.
TOP....................................................Texas-Ohio Pipeline, Inc.
UE..............................Utility Engineering Corporation and subsidiaries
WGG......................................................WestGas Gathering, Inc.
Yorkshire Electricity............................Yorkshire Electricity Group plc
Yorkshire Holdings........................................Yorkshire Holdings plc










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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 1997, following the receipt of all required State and Federal regulatory approvals, PSCo and SPS combined to form NCE with the result that the common shareholders of PSCo and SPS became the common shareholders of NCE.
Pursuant to the Merger Agreement, each outstanding share of PSCo common stock, par value $5.00 per share, was canceled and converted into one share of NCE common stock and each outstanding share of SPS common stock, $1.00 par value per share, was canceled and converted into 0.95 of one share of NCE common stock.

A copy of the news release with respect to such transaction is attached as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements:

     The following documents, previously filed with the Securities and Exchange
Commission pursuant to the Securities Exchange Act of 1934, as amended, are hereby incorporated by reference:

     1. New Century Energies, Inc. Annual Report on Form 10-K for the year ended December 31, 1996 (File No. 33-64951).

     2.   Public Service Company of Colorado's Annual Report on Form 10-K and
          10-K/A for the year ended December 31, 1996 (File No. 1-3280).

     3. Southwestern Public Service Company's Annual Report on Form 10-K for the twelve months ended August 31, 1996 (File No. 1-3789).

     4. Southwestern Public Service Company's Transition Report on Form 10-K for the transition period from September 1, 1996 to December 31, 1996
          (File No. 1-3789).

     5. New Century Energies, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (including NCE Unaudited Pro Forma
          Financial Information) (File No. 33-64951).

     6. Public Service Company of Colorado's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 1-3280).

     7. Southwestern Public Service Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997 (File No. 1-3789).

     8.   Southwestern Public Service Company's Reports on Form 8-K, dated
          February 7, 1997, February 24, 1997, April 22, 1997 and June 30, 1997
          (File No. 1-3789).

     9.   Public Service Company of Colorado's Reports on Form 8-K, dated
          February 24, 1997, April 1, 1997 and July 2, 1997 (File No. 1-3280).

     10.  Public Service Company of Colorado's Report on Form 8-K/A, dated
          April 1, 1997 (File No. 1-3280).


Exhibits:

     All exhibits are listed in the Exhibit Index on Page 5.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, New
Century Energies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       NEW CENTURY ENERGIES, INC.

                                       By /s/ R. C. Kelly
                                         --------------------------------------
                                          R. C. Kelly
                                          Executive Vice President,
                                          Chief Financial Officer and Treasurer

Dated: August 1, 1997











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                                   EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2              Merger Agreement and Plan of Reorganization dated August 22,
               1995 (incorporated by reference to Form S-4, Annex I, dated
               December 13, 1995 (File No. 33-64951)

23(a)          Consent of Deloitte & Touche LLP

23(b)          Consent of Arthur Andersen LLP

27-1           Financial Data Schedule - Period ending December 31, 1996

27-2           Financial Data Schedule - Period ending March 31, 1997

99-1           News Release of New Century Energies, Inc., dated August 1, 1997

99-2           Supplemental Consolidated Financial Statements

99-3           Supplemental Consolidated Condensed Quarterly Financial
               Statements







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